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Exhibit 23.3

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Chiron Corporation of our report dated May 13, 2003 relating to the consolidated financial statements of PowderJect Pharmaceuticals plc, which appear in Chiron Corporation's Form 8-K/A dated September 22, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/  PRICEWATERHOUSECOOPERS LLP

London, UK
September 23, 2003

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  Exhibit 23.3
CONSENT OF INDEPENDENT AUDITORS